UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                  AMENDMENT #1

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 17, 2012


                                   VuMee Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-53910
                            (Commission File Number)

                                   35-2340897
                        (IRS Employer Identification No.)

               50 East Sample, Suite 301, Pompano Beach, FL 33064
              (Address of principal executive offices and Zip Code)

                                 1-800-854-0654
              (Registrant's telephone number, including area code)

                 9817 N. 95th Street #105, Scottsdale, AZ 85258
          (Former Address of principal executive offices and Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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EXPLANATORY NOTE:

VuMee, Inc. ("we", "our", the "Company") is hereby amending its Current Report on Form 8-K originally filed on May 25, 2012 with the addition of pro forma financial statements of Data Pangea, LLC ("Data"), the private company which it acquired through a share exchange on May 7, 2012, and our company. We had previously filed Data's audited financial statements for the period from inception, March 22, 2012, through March 31, 2012 in our Current Report on Form 8-K filed on May 25, 2012.

The pro forma financial statements included in this amended Current Report are as of February 29, 2012, as if the acquisition of Data occurred on September 1, 2009. We will be filing a full Annual Report on Form 10-K for the year ended August 31, 2012 in accordance with our Exchange Act of 1934 reporting obligations.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a), we include the pro forma financial statements of VuMee, Inc. as of February 29, 2012.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this amended Current Report on Form 8-K:

Exhibit No.                        Description
-----------                        -----------

   99.1   Pro Forma Financial Statements of VuMee, Inc. as of February 29, 2012.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VUMEE INC.


Per: /s/ Michael Spiegel
   ----------------------------------
   Michael Spiegel

Date: October 3, 2012


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